Exhibit 99.1

            ICORIA ANNOUNCES 2005 THIRD QUARTER FINANCIAL RESULTS

          LOSSES CONTINUE TO NARROW AS COMPANY FOCUSES ON HEALTHCARE

    RESEARCH TRIANGLE PARK, N.C., Nov. 14 /PRNewswire-FirstCall/ -- Biotechnology company Icoria, Inc. (OTC Bulletin Board: ICOR.OB) today announced that it further narrowed its losses as it continues its transition from a life sciences company to a healthcare focused biotechnology company. Icoria's quarterly net loss declined to $2.6 million, or $0.07 per share, from more than $3.0 million or $0.08 per share the prior year. Year-to-date loss was $0.12 cents per share, a significant improvement from the prior year's loss of $0.29 per share.

    As expected, revenue for the quarter declined from $7.1 million the prior year to $4.0 million, reflecting the loss of revenue related to the sale of Icoria's agricultural genomics assets to Monsanto, as well as the conclusion earlier in 2005 of Icoria's contract with Bayer CropScience. For the first nine months of 2005, total revenue was down 9 percent, from $18.3 million in 2004 to $16.7 million. Icoria's healthcare revenue was $2.4 million in the third quarter.

    As of September 30, Icoria reported unrestricted cash, cash equivalents and short term investments in the amount of $6.1 million, down from $8.7 million in the second quarter. Icoria's accounts receivable had decreased to $3.5 million from $4.6 million the prior quarter.

    "In the third quarter, Icoria continued to focus its business model on the pursuit of those metabolomic and gene expression services that realize immediate revenue while developing proprietary biomarkers that could potentially generate revenue in the short- and mid-term," said Douglas Morton, Interim CEO. "However, the highlight of the quarter is the merger agreement we signed with Clinical Data, Inc. whereby, subject to our shareholders' approval, Clinical Data will acquire Icoria in an all-stock transaction later this year. We expect Icoria to continue to operate as a wholly-owned subsidiary of Clinical Data after the transaction closes."

    Clinical Data Merger
    Under the agreement and assuming that the average closing price of Clinical Data's common stock during the ten trading days before the merger closes is $22.74 per share, Icoria shareholders will receive 0.01391 shares of Clinical Data Common Stock for each share of Icoria Common Stock they own, subject to adjustment as described in the agreement. However, in no instance will the aggregate purchase price in the merger be less than $10,000,000 or more than $12,500,000. Clinical Data and Icoria have filed a Registration Statement on Form S-4, which encompasses a proxy statement and prospectus, with the SEC in connection with the transaction.

    While Icoria's board has already approved the agreement, a shareholder
meeting to vote on the transaction is scheduled for Dec. 20.   On Nov. 10,
Icoria filed with the SEC and expects to mail to its stockholders a proxy statement/prospectus in connection with the transaction. The Registration Statement and the proxy statement/prospectus contain important information about Clinical Data, Icoria, the transaction, and related matters. Investors and existing security holders are urged to read the Registration Statement and the proxy statement/prospectus carefully when they become available.

    Investors and existing security holders will be able to obtain free copies of the Registration Statement and the proxy statement/prospectus and other documents filed with the SEC by Clinical Data and Icoria through the investor relations sections of the web sites of the respective companies or through the EDGAR system available at the SEC web site at www.sec.gov or by contacting the investor relations department of either company.

    More information on this transaction is available at www.icoria.com. More information on Clinical Data is available at www.clda.com.

    Quarterly Conference Call
    The company's management team will conduct a conference call and webcast to discuss the third quarter results on Tuesday, November 15, at 8:30 a.m. ET. Interested participants should call 1-800-231-9012 or, for those calling internationally, 1-719-457-2617. The conference call ID number is 2030345. Icoria encourages participants to dial in ten minutes before the call commences.

    The webcast can be accessed from Icoria's web site at http://www.icoria.com by clicking on the Investor Relations link. For those unable to participate, replays of the call may be heard online at http://www.icoria.com. Supplemental information will also be available online.

    About Icoria
    Icoria, Inc. is a biotechnology company focused on the discovery of novel, multi-parameter biomarkers using its unique multi-platform approach. Icoria intends to use these future biomarkers internally to develop multi-analyte diagnostics to define and grade pathology or disease state with a high level of specificity and sensitivity, and use its technology to help collaborators and customers develop better, safer drugs and diagnostics and to identify targets, leads and drug/diagnostic combinations for liver injury, metabolic disorders and cancer. Icoria's shares trade on the over the counter bulletin board.

    This press release contains forward-looking statements including, but not limited to, Icoria's acquisition by Clinical Data, Inc., the Company's expectations for its healthcare based business model and its biomarker discovery platform. Such forward-looking statements are based on management's current expectations and are subject to a number of risks, factors and uncertainties that may cause actual results, events and performance to differ materially from those referred to in the forward-looking statements. These risks, factors and uncertainties include, but are not limited to, Icoria's ability to identify biomarkers, early stage of development, history of net losses, technological and product development uncertainties, reliance on research collaborations, uncertainty of additional funding and ability to protect its patents and proprietary rights. Certain of these and other risks are identified in Icoria's 2005 Quarterly Reports on Form 10-Q for the periods ended September 30, June 30, March 31, as amended, and its Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission. The Company does not intend to update any of the forward-looking statements after the date of this release to conform these statements to actual results or to changes in our expectations, except as may be required by law.

                                  ICORIA, INC.
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                 Three Months Ended                 Nine Months Ended
                                                    September 30,                      September 30,
                                           -------------------------------   -------------------------------
                                                2005             2004             2005           2004
                                           --------------   --------------   --------------   --------------
Revenues:
Revenues from healthcare customers
   Commercial and government contracts     $    1,898,000   $    2,977,000   $    6,896,000   $    5,885,000
   Government grant                               502,000          322,000        1,423,000        1,189,000
Total healthcare revenues                       2,400,000        3,299,000        8,319,000        7,074,000

Revenue from agriculture commercial
 contracts                                      1,553,000        3,821,000        8,387,000       11,188,000
Total revenues                                  3,953,000        7,120,000       16,706,000       18,262,000

Operating expenses:
Research and development                        4,345,000        7,524,000       17,167,000       20,555,000
Selling, general and administrative             2,030,000        2,610,000        7,967,000        7,909,000

Total operating expenses                        6,375,000       10,134,000       25,134,000       28,464,000

Gain on Monsanto transaction                          ---              ---       (4,701,000)             ---

Loss from operations                           (2,422,000)      (3,014,000)      (3,727,000)     (10,202,000)

Other interest income (expense), net             (212,000)         (46,000)        (804,000)        (173,000)

Net loss from continuing operations            (2,634,000)      (3,060,000)      (4,531,000)     (10,375,000)

Discontinued operations                             4,000            6,000            5,000           32,000

Net loss attributable to common
 stockholders                              $   (2,630,000)  $   (3,054,000)  $   (4,526,000)  $  (10,343,000)

Net loss per share
 - basic and diluted
Loss from continuing operations            $        (0.07)  $        (0.08)  $        (0.12)  $        (0.29)

Loss from discontinued operations                     ---              ---              ---              ---

Net loss per common share                  $        (0.07)  $        (0.08)  $        (0.12)  $        (0.29)

Weighted average
 common shares
 outstanding -
 basic and diluted                             39,501,000       36,300,000       38,858,000       35,325,000

                                  Icoria, Inc.
                           2005 Third-Quarter Results
                          Condensed Balance Sheet Data

                                           September 30,     December 31,
                                               2005              2004
                                           --------------   --------------
                                            (unaudited)
Assets:
Cash, cash equivalents, short-term
 investments                               $        6,072   $        9,598
Accounts Receivable                                 3,463            1,816
Other current assets                                1,062            1,600
            Total Current Assets                   10,597   $       13,014
Property plant & equipment net                      7,084           14,516
Other noncurrent assets                               759            1,740
Total Assets                               $       18,440   $       29,270

Liabilities and Stockholders' Equity:
Current liabilities                                 8,006   $       13,689
Long-term obligations                               2,891            4,802
Stockholders' equity                                7,543           10,779
Total Liabilities and Stockholders' Equity $       18,440   $       29,270

                                  Icoria, Inc.
         Supplemental Information Re: Increase/(Decrease) in Cash, Cash Equivalents, Short - Term and Long - Term Investments (See Note Below)
                                   (Unaudited)

                                               Three Months Ended             Nine Months Ended
                                                   September 30                 September 30
                                           ---------------------------   ---------------------------
                                               2005           2004           2005          2004
                                           ------------   ------------   ------------   ------------
Net cash used in operating
 activities                                $ (2,244,000)  $ (2,277,000)  $ (7,697,000)  $ (6,001,000)
Net cash (used in)
 provided by investing activities,
 excluding purchases and maturities of
 short-term and long-term
 investments                                    (48,000)      (527,000)     5,161,000      1,294,000

Net cash used in financing activities          (326,000)      (832,000)      (990,000)    (4,491,000)

Net decrease in cash, cash equivalents,
 short-term investments and long-term
 investments                                 (2,618,000)    (3,636,000)    (3,526,000)    (9,198,000)

Cash, cash equivalents, short-term
 investments and long-term investments,
 beginning of period                          8,690,000     10,723,000      9,598,000     16,285,000

Cash, cash equivalents, short-term
 investments and long-term investments,
 end of period                             $  6,072,000   $  7,087,000   $  6,072,000   $  7,087,000

    Note 1: The above presentation of the change in cash and investments is not meant to be in accordance with generally accepted accounting principles ("GAAP") in the U.S. GAAP requires the presentation of a statement of cash flows only (i.e., excluding changes in short and long-term investments). In order to fully assess the Company's liquidity position, management believes that the cash flow measure presented above, which includes short-term investments, is an appropriate measure for evaluating the Company's liquidity, because this reflects all liquid resources available for strategic opportunities including, among others, to invest in the business and continue operating activities. However this measure should be considered in addition to, and not as a substitute for, or superior to, cash flows prepared in accordance with generally accepted accounting principles in the U.S.

    Under GAAP, cash flows from investing activities above would improve by net maturities of investment securities in the amount of $0.6 million and $3.0 million for the three months ended September 30, 2005 and 2004, respectively, and by $6.1 million for the nine months ended September 30, 2004. Also under GAAP, cash and cash equivalents at the beginning and end of the period would be less, as they would exclude investments of $0.6 million at June 30, 2005, $3.0 million at September 30, 2004 and $9.1 million at December 31, 2003. Cash, cash equivalents, short-term and long-term investments exclude restricted cash.

    Note 2: As part of the agreement to sell agricultural genomics assets to Monsanto, the company committed to transition out of the agriculture industry upon completion of its remaining contracts with DuPont or its subsidiaries. While the company has determined that it does not yet meet the criteria to classify its remaining activities in the agriculture industry as discontinued operations under Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the company does believe these criteria will be met upon the completion of the remaining contracts with DuPont and its subsidiaries. As included in the company's statements of operations for the periods ended September 30, 2005 and 2004, the company's activities related to the agriculture industry are as follows (in thousands):

                                           Three Months Ended             Nine Months Ended
                                              September 30,                  September 30,
                                               (unaudited)                    (unaudited)
                                       ---------------------------   ---------------------------
                                            2005           2004            2005          2004
                                       ------------   ------------   ------------   ------------
Revenues                               $      1,552   $      3,821   $      8,387   $     11,188
Operating expenses:
  Research and development                    1,177          3,035          5,940          9,640
  Selling, general and
   administrative                                19            169            633            549
Total operating expenses                      1,196          3,204          6,573         10,189
Gain on sale of selected
 agricultural assets                            ---            ---          4,701            ---
Income from operations                 $        356   $        617   $      6,515   $        999

    For purposes of these disclosures, the operating expenses presented above only include those costs that are directly identifiable as relating to agriculture activities with an allocation of facilities, information support
and employee benefits costs based on headcount.   Summarized balance sheet
information for the Company's assets related to the agriculture industry as of September 30, 2005 is as follows (in thousands):

Accounts receivable                                   $      1,770
Prepaid expenses                                                18
Total current assets                                         1,788
Property plant & equipment, net                                810

Total assets                                          $      2,598

Accounts payable                                      $        266
Accrued liabilities                                            447
Deferred Revenue                                               107
Total current liabilities                                      820

Deferred compensation                                           (1)

Total liabilities and stockholders' equity            $        819

SOURCE  Icoria, Inc.
    -0-                             11/14/2005
    /CONTACT: Media-Public Relations of Icoria, Inc., +1-919-425-2999/ /Web site: http://www.icoria.com
                http://www.clda.com /
    (ICOR)